Roundhill GLP-1 & Weight Loss ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 99.8%		Shares	Value
Biotechnology - 34.8%(a)
Amgen, Inc.		4,248	$1,198,786
Biohaven Ltd. (b)		44,793	672,343
Gilead Sciences, Inc.		5,414	600,954
Gubra AS		13,094	803,019
Innovent Biologics, Inc. (b)(c)		110,000	1,362,912
Metsera, Inc. (b)(d)		25,607	1,340,014
Regeneron Pharmaceuticals, Inc.		1,704	958,108
Scholar Rock Holding Corp. (b)(d)		24,370	907,539
Structure Therapeutics, Inc. - ADR (b)(d)		58,222	1,630,216
Terns Pharmaceuticals, Inc. (b)		121,455	912,127
Viking Therapeutics, Inc. (b)(d)		59,264	1,557,458
			11,943,476

Pharmaceuticals - 65.0%(a)
AstraZeneca PLC - ADR		15,376	1,179,647
Chugai Pharmaceutical Co. Ltd.		35,600	1,554,314
CSPC Pharmaceutical Group Ltd.		506,000	609,380
Eli Lilly & Co.		6,841	5,219,683
Hanmi Pharm Co. Ltd.		3,945	1,031,905
Novo Nordisk AS - ADR (d)		107,469	5,963,455
Pfizer, Inc.		53,523	1,363,766
Rhythm Pharmaceuticals, Inc. (b)		6,386	644,922
Roche Holding AG		5,199	1,698,259
Shionogi & Co. Ltd.		27,400	480,801
United Laboratories International Holdings Ltd.		376,000	725,865
Zealand Pharma AS (b)		25,259	1,833,353
			22,305,350
TOTAL COMMON STOCKS (Cost $35,934,612)			34,248,826

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 26.7%		Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.27% (e)		9,173,358	9,173,358
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $9,173,358)			9,173,358

MONEY MARKET FUNDS - 0.1%		Shares	Value
First American Government Obligations Fund - Class X, 4.05% (e)		20,875	20,875
TOTAL MONEY MARKET FUNDS (Cost $20,875)			20,875

TOTAL INVESTMENTS - 126.6% (Cost $45,128,845)			43,443,059
Liabilities in Excess of Other Assets - (26.6)%			(9,120,533)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$34,322,526
two			–%
Percentages are stated as a percent of net assets.			–%

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2025, the value of these securities total $1,362,912 or 4.0% of the Fund’s net assets.

(d)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $9,059,694.
(e)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Roundhill GLP-1 & Weight Loss ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$34,248,826	$–	$–	$34,248,826
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	9,173,358
Money Market Funds	20,875	–	–	20,875
Total Investments	$34,269,701	$–	$–	$43,443,059

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $9,173,358 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings by Country as of September 30, 2025
(% of Net Assets)
Denmark	$8,599,827	25.0%
Japan	2,035,115	5.9
China	1,972,292	5.8
Switzerland	1,698,259	5.0
United Kingdom	1,179,647	3.4
South Korea	1,031,905	3.0
Hong Kong	725,865	2.1
United States	26,200,149	76.4
Liabilities in Excess of Other Assets	(9,120,533)	(26.6)
	$34,322,526	100.0%